UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2014

TECHNE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place N.E.

Minneapolis, MN 55413

(Address of Principal Executive Offices)(Zip Code)

(612) 379-8854

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2014, the Board of Directors (the “Board”) of Techne Corporation (the “Company”) elected Harold J. Wiens as a member of the Board effective as of May 15, 2014.

It is expected that Mr. Wiens will be appointed to the Nominations and Governance Committee and the Audit Committee.

Mr. Wiens, 68, is a 30 plus year veteran of 3M Company (“3M”). Mr. Wiens began his 3M career in 1968 and held multiple domestic and international engineering and production management roles, including Memory Technologies Group Manufacturing Manager for the Europe location, Managing Director and Executive Vice President of Sumitomo 3M, and, most recently, Executive Vice President of 3M’s Industrial Sector. Prior to retiring from 3M in 2006, under 3M’s first external CEO, Mr. Wiens restructured the business and led a global implementation of Six Sigma, which together resulted in faster business processes and a focus on customers that drove international growth. Since retirement, he remains active in the community by serving on the boards of local non-profit entities such as Bethel University and Presbyterian Homes and Services. Mr. Wiens holds a Bachelor’s degree in mechanical engineering from Michigan Technological University.

As a non-employee director, Mr. Wiens will be eligible to receive an annual fee of $40,000 and will be eligible to receive an annual grant of an option to purchase 4,000 shares of Company common stock and 1,000 shares of Company restricted stock. For his service during a portion of fiscal 2014, Mr. Wiens will receive a stock option to purchase 2,000 shares of Company common stock and 500 shares of Company restricted stock. All such options will have an exercise price equal to the closing price of the Company’s common stock on the date of grant, and the risk of forfeiture for all such shares of Company restricted stock will lapse one year after the date of grant.

Item 8.01	Other Events

On May 15, 2014, the Company issued a press release announcing the appointment of Mr. Wiens to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

99.1	Press Release dated May 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Techne Corporation

Date: May 15, 2014	By	/s/ Charles R. Kummeth
	Name:	Charles R. Kummeth
	Title:	Chief Executive Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

TECHNE CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 15, 2014	0-17272

Exhibit Number	Description

99.1	Press Release dated May 15, 2014.